As filed with the Securities and Exchange                     File No. 2-51739
Commission on February 18, 1997                               File No. 811-2514
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

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             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 51

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 36

                               AETNA VARIABLE FUND


             151 Farmington Avenue RC4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                                 (860) 273-7834

                            Susan E. Bryant, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RC4A, Hartford, Connecticut 06156
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

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It is proposed that this filing will become effective:

   _____ immediately upon filing pursuant to paragraph (b) of Rule 485

   _____ on ___________________ pursuant to paragraph (b) of Rule 485

   _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

   _____ on ___________________ pursuant to paragraph (a)(1) of Rule 485

   _____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

     X   on May 1, 1997 pursuant to paragraph (a)(2) of Rule 485
   -----

Aetna Variable Fund has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant expects to file its Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on or before February 28, 1997.

                               Aetna Variable Fund
                              Cross-Reference Sheet

Form N-1A
Item No.                                               Caption in Prospectus
-------                                                ---------------------
1.     Cover Page                                      Cover Page
2.     Synopsis                                        Fee Table
3.     Condensed Financial Information                 Financial Highlights
4.     General Description of Registrant               Investment Objective;
                                                       Investment Policies and Restrictions
5.     Management of the Fund                          Management of the Fund
5A.    Management's Discussion of Fund                 Financial Highlights (Incorporated by
         Performance                                     reference to the Annual Report)
6.     Capital Stock and Other Securities              General Information;
                                                         Tax Matters
7.     Purchase of Securities Being Offered            Management of the Fund;
                                                         Net Asset Value
8.     Redemption or Repurchase                        Purchase and Redemption of Shares
9.     Pending Legal Proceedings                       Not applicable

                                                       Caption in Statement of Additional Information
                                                       ----------------------------------------------
10.    Cover Page                                      Cover Page
11.    Table of Contents                               Table of Contents
12.    General Information and History                 General Information and History
13.    Investment Objectives and Policies              General Information and History;
                                                       Investment Objective and Policies of the Fund;
                                                       Description of Various Securities and Investment
                                                         Techniques
14.    Management of the Fund                          Trustees and Officers of the Fund
15.    Control Persons and Principal                   Control Persons and Principal Shareholders of the
         Holders of Securities                           Fund
16.    Investment Advisory and Other                   Investment Advisory Agreement; Subadvisory
         Services                                        Agreement; Administrative Services
                                                         Agreement; Custodian; Independent
                                                         Auditors
17.    Brokerage Allocation and Other                  Brokerage Allocation and Trading Policies
         Practices
18.    Capital Stock and Other Securities              Description of Shares
19.    Purchase, Redemption and Pricing                Purchase and Redemption of Shares;
         of Securities Being Offered                   Net Asset Value
20.    Tax Status                                      Tax Matters
21.    Underwriters                                    Principal Underwriter
22.    Calculation of Performance Data                 Not Applicable
23.    Financial Statements                            Financial Statements

                               AETNA VARIABLE FUND

                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962
                                 1-800-238-6263

                          Prospectus dated: May 1, 1997

Aetna Variable Fund (Fund) is a diversified, open-end management investment company whose shares are currently available to (i) variable annuity or variable life insurance separate accounts to fund variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies) issued by Aetna Life Insurance and Annuity Company (Aetna) and its affiliates and (ii) other shareholders of the Fund only through dividend reinvestment.

The Fund seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Additional information about the Fund is contained in a Statement of Additional Information (Statement) dated May 1, 1997, which has been filed with the Securities and Exchange Commission (Commission) and is incorporated by reference. You can obtain a Statement, without charge, by writing to the Fund at the address listed above or by calling the Fund at 1-800-238-6263.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          Please read this Prospectus and retain for future reference.

                               TABLE OF CONTENTS

FEE TABLE                                                   3
FINANCIAL HIGHLIGHTS                                        4
INVESTMENT OBJECTIVE                                        5
INVESTMENT POLICIES AND RESTRICTIONS                        5
 Investment Policies                                        5
 Industry Concentration                                     5
 Illiquid and Restricted Securities                         5
 Foreign Securities                                         5
 Depositary Receipts                                        5
 Securities Lending                                         5
 Repurchase Agreements                                      6
 Borrowing                                                  6
 High-Risk, High-Yield Securities                           6
 Options, Futures and Other Derivatives                     6
MANAGEMENT OF THE FUND                                      6
 Trustees                                                   6
 Investment Adviser                                         6
 Subadviser                                                 7
 Portfolio Management                                       7
 Expenses and Fund Administration                           7
GENERAL INFORMATION                                         7
 Declaration of Trust                                       7
 Capital Stock                                              7
 Shareholder Inquiries and Distribution Options             7
 Shareholder Meetings                                       7
 Voting Rights                                              7
 Mixed Funding                                              8
TAX MATTERS                                                 8
 The Fund                                                   8
 Fund Distributions                                         8
 Share Redemptions                                          8
 Tax Withholding                                            8
PURCHASE AND REDEMPTION OF SHARES                           8
NET ASSET VALUE                                             9


2 Aetna Variable Fund

                                    FEE TABLE

The Fee Table is provided to help the investor understand the various fees and costs that an investor will bear directly or indirectly. It does not include charges due under a VA Contract or a VLI Policy. VA Contract holders and participants, and VLI Policy holders should refer to the appropriate contract or policy prospectus for a description of the contract or policy charges or fees.

                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)

   Management Fee
   Other Expenses*
TOTAL FUND OPERATING EXPENSES

*These expenses reflect the amendment to the Administrative Service Agreement that is effective May 1, 1996. See "Management of the Fund" for additional information concerning the fees payable to Aetna as the Fund's investment adviser and administrator.


                       Hypothetical Illustration (Example)

THE FOLLOWING EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN BELOW.

                                                           1 year      3 years      5 years       10 years
                                                          ---------   ----------   ----------  ------------
You would pay the following expenses on a $1,000
  investment, assuming a 5% annual return and
  redemption at the end of each time period:

Refer to the applicable VA Contract or VLI Policy prospectus for an explanation of contract/policy charges and expenses.

                                                           Aetna Variable Fund 3

                              FINANCIAL HIGHLIGHTS


The selected data presented below for, and as of the end of, each of the years in the ten-year period ended December 31, 1996 are derived from the financial statements of the Fund, which statements have been audited by KPMG Peat Marwick LLP, independent auditors. The financial statements as of December 31, 1996, and for each of the years in the two-year period then ended, and the independent auditors' report thereon, are included in the annual report which is incorporated by reference into the Statement.


                                                  Year Ended December 31
                                          ----------------------------------------
                                           1996       1995      1994        1993
                                          -------   -------    -------     -------
Net asset value per share,
  beginning of year                                 $26.229    $31.245     $31.602
  Income From Investment
   Operations
  Net investment income                                .724       .765        .822
  Net realized and unrealized gain
   (loss) on investments                              7.620     (1.071)      1.287
                                          -------   -------    -------     -------
   Total from inves tment
     operations                                       8.344      (.306)      2.109
  Less Distributions
  Dividends from net investment
    income                                            (.723)     (.811)      (.814)
  Distribution from net realized gains
    on investments                                   (4.795)    (3.899)     (1.652)
                                          -------   -------    -------     -------
Net asset value per share,
  end of year                                       $29.055    $26.229     $31.245
                                          =======   =======    =======     =======
Total Return*                                         32.25%      (.96)%      6.74%
Net assets, end of year (millions)                   $5,662     $4,424      $4,988
Ratio of total expenses to average
  net assets                                            .29%       .30%        .29%
Ratio of net investment income to
  average net assets                                   2.42%      2.52%       2.57%
Portfolio turnover rate                               96.63%     84.27%      25.22%


                                                            Year Ended December 31
                                         -------------------------------------------------------------
                                          1992       1991       1990      1989       1988       1987
                                         -------   -------    -------    -------    -------    -------
Net asset value per share,
  beginning of year                      $30.954   $25.498    $25.977    $22.461    $20.961    $23.941
  Income From Investment
   Operations
  Net investment income                     .810      .922       .935      1.041       .874       .866
  Net realized and unrealized gain
   (loss) on investments                   1.229     5.780      (.084)     5.402      2.187       .713
                                         -------   -------    -------    -------    -------    -------
   Total from investment
     operations                            2.039     6.702       .851      6.443      3.061      1.579
  Less Distributions
  Dividends from net investment
   income                                  (.866)    (.942)     (.960)    (1.056)     (.892)     (.868)
  Distribution from net realized gains
   on investments                          (.525)    (.304)     (.370)    (1.871)     (.669)    (3.691)
                                         -------   -------    -------    -------    -------    -------
Net asset value per share,
  end of year                            $31.602   $30.954    $25.498    $25.977    $22.461    $20.961
                                         =======   =======    =======    =======    =======    =======
Total Return*                               6.70%    26.41%      3.31%     29.06%     14.63%      5.40%
Net assets, end of year (millions)       $ 4,552   $ 3,818    $ 2,768    $ 2,592    $ 2,042    $ 1,834
Ratio of total expenses to average
  net assets                                 .30%      .30%       .30%       .29%       .38%       .29%
Ratio of net investment income to
  average net assets                        2.86%     3.22%      3.70%      4.01%      3.81%      3.12%
Portfolio turnover rate                    16.26%    12.08%     19.40%     28.79%     24.96%     36.52%

Per share data calculated using weighted average number of shares outstanding throughout the year.

* The performance data reflects deduction of an investment advisory fee at an annual rate of 0.25% of the Fund's average daily net assets, prior to August 1, 1996 and 0.50% of average daily net assets thereafter and deductions for Fund administrative services and other expenses at cost prior to May 1, 1996, and at an annual rate of 0.06% of average daily net assets thereafter. Performance data above is for the Fund and not for the separate accounts investing in the Fund. Therefore, the performance does not reflect insurance charges for mortality and expense risks, contract maintenance charges, deferred sales charges or other charges relating to the separate account using the Fund for VA Contracts or VLI Policies. Inclusion of these expenses would reduce the total return figures.

Additional information about the performance of the Fund is contained in the Fund's Annual Report dated December 31, 1996. The Annual Report is incorporated herein by reference and is available, without charge, by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263.


4 Aetna Variable Fund

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Fund's investment objective is fundamental and may not be changed without the vote of a majority of its outstanding voting securities as defined by the Investment Company Act of 1940 (1940 Act). There can be no assurance that the Fund will meet its investment objective.

                     INVESTMENT POLICIES AND RESTRICTIONS

Investment Policies The Fund generally will seek to achieve its investment objective by investing principally in common stocks and securities convertible into common stock that are believed to have significant potential for capital appreciation and/or investment income. In addition, the Fund may invest in nonconvertible preferred stocks, debt securities, rights and warrants; the Fund may maintain a reserve of cash and high-grade, short-term debt securities; and the Fund may purchase securities on a when-issued or delayed-delivery basis.

Industry Concentration The Fund will not concentrate its investments in any one industry, and, therefore the Fund will not invest 25% or more of its total assets in securities issued by companies principally engaged in the same industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, or securities of banks and bank holding companies. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. Also, the Fund will not hold securities constituting more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This latter restriction applies only to 75% of the Fund's total assets and does not include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The Fund does not invest in the securities of companies determined by the Adviser to be primarily involved in the production or distribution of tobacco products.

Illiquid and Restricted Securities The Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days in the ordinary course of business without taking a materially reduced price. In addition, the Fund may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased under Rule 144A and Section 4(2) of the Securities Act of 1933. The Board of Trustees of the Fund (Trustees) has established a policy concerning investments in restricted and illiquid securities.

Foreign Securities The Fund may invest up to 25% of its assets in foreign equity securities. These securities will be marketable equity securities including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock. Investments in securities of foreign issuers or securities denominated in foreign currencies involve risks not present in domestic markets. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of stock exchanges where securities may be traded, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on income payable on securities or on capital gains; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.

Depositary Receipts The Fund can invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts, which are typically traded in the over-the-counter market, may be less liquid than sponsored depositary receipts and therefore may involve more risk. In addition, there may be less information available about issuers of unsponsored depositary receipts. The Fund may acquire American Depositary Receipts (ADRs), which are dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered foreign securities for purposes of the Fund's investment limitation concerning investment in foreign securities.


Securities Lending The Fund may lend its portfolio securities; however, the value of the loaned securities (together with all other assets that are loaned, including those subject to repurchase agreements) may not exceed one-third of the Fund's total assets. The Fund will not lend portfolio securities to affiliates. Though fully collateralized, lending portfolio securities involves certain risks, including the possibility that the borrower may become insolvent or default on the loan. In the event of a disparity between the value of the loaned security and the collateral, there is the additional risk that the borrower may fail to return the securities or provide additional collateral. A loan may be terminated at any time by the borrower or lender upon proper notice.

                                                           Aetna Variable Fund 5

Repurchase Agreements The Fund may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Fund to resell the instrument at a fixed price and time. Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Fund may incur costs in liquidating the securities (or other collateral for the agreement) or a loss if the securities (or collateral) decline in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Fund to liquidate the collateral may be delayed or limited.


Borrowing The Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Fund does not intend to borrow for leveraging purposes. It has the authority to do so, but only if, after the borrowing, the value of the Fund's net assets, including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


High-Risk, High-Yield Securities The Fund may invest in securities rated BB or below by Standard and Poor's Corporation or Ba or below by Moody's Investors Services, Inc., or other ratings agencies, or, if not rated, considered by the investment adviser to be of comparable quality (high-risk, high-yield securities commonly called "junk bonds"). The Fund does not intend to invest more than 5% of its assets in such securities, although it is permitted to invest up to 10% of its total assets in high-risk, high-yield securities.

Options, Futures and Other Derivatives The Fund may occasionally engage in hedging and other strategies using derivatives to manage its exposure to changing interest rates, securities prices and currency exchange rates, or to increase its investment return. A derivative is a financial instrument the value of which is "derived" from the performance of an underlying asset (such as a security or an index of securities). In addition to futures and options, derivatives include such instruments as forward contracts, swaps, and structured notes. A forward contract is a purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current price, with delivery and settlement at a specified future date. A swap is an exchange of one security for another and may be executed to exchange the maturities of a bond portfolio or the quality of the issues in a stock or bond portfolio. Structured notes are privately placed fixed income securities whose coupon and/or final payment depends on the return of a market index, portfolio or security. Except for the purpose of hedging, the Fund may not invest more than 5% of its assets in derivatives which management deems to involve high risk to the Fund, such as inverse floaters, interest-only and principal-only securities.

The Fund may write covered call options and purchase put options, on securities and indices. Put options will be acquired only for temporary defensive purposes. The Fund may purchase call options and sell put options to close out positions previously opened by the Fund. At any one time, the Fund may not have outstanding call options on more than 30% of its assets and it may not buy put options if more than 3% of the assets of the Fund would be invested in put options.


The Fund may enter into futures contracts including stock index futures or options on futures contracts only for hedging purposes. The Fund may not enter into a futures contract if the current market prices of instruments required to be delivered and purchased under open futures contracts would exceed 30% of the Fund's assets. No more than 5% of the Fund's total assets may be committed to margin deposits on futures contracts.


Options and futures contracts can be volatile investments and involve certain risks. The Fund may be unable to limit losses by closing a position due to lack of a liquid market or similar factors. Losses may also occur if there is not a perfect correlation between the value of the contracts and the related securities. The use of futures may involve a high degree of leverage because of low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited gains or losses to the Fund. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Further information about the use of futures, options and other derivative instruments, and the associated risks, is contained in the Statement.

The Fund is subject to further investment restrictions that are described in the Statement.

                             MANAGEMENT OF THE FUND

Trustees The operations of the Fund are managed under the direction of the Trustees. The Trustees set broad policies for the Fund. Information about the Trustees is found in the Statement.


Investment Adviser Aetna serves as the investment adviser for the Fund and Aeltus Investment Management, Inc. (Aeltus) serves as the subadviser. Aetna is a Connecticut insurance corporation with its principal offices located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna and Aeltus (collectively, the "Adviser") are both indirect, wholly-owned subsidiaries of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc. Aetna is registered with the Commission as an investment adviser. Aetna receives a management fee at an annual rate of 0.50% of the average daily net assets of the Fund, payable monthly.


6 Aetna Variable Fund

Subadviser. The Fund and Aetna have engaged Aeltus as subadviser of the Fund. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06156-1205. Aeltus is registered as an investment adviser with the Commission.

Under the Subadvisory Agreement, Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies subject to the supervision of Aetna, the Fund and the Trustees. Aeltus determines what securities and other instruments are purchased and sold by the Fund and handles certain related accounting and administrative functions, including determining the Fund's net asset value on a daily basis and preparing and providing such reports, data and information as Aetna or the Trustees request from time to time. Aeltus receives a fee at an annual rate of 0.30% of the average daily net assets of the Fund, payable monthly.

Aetna has overall responsibility for monitoring the investment program maintained by the Subadviser for compliance with applicable laws and regulations and the Fund's investment objective and policies.

Portfolio Management Kevin Means, Managing Director, Aeltus, has been the lead portfolio manager of the Fund since July 1994. Mr. Means is responsible for the management of over $6 billion in variable annuity and mutual fund assets. Mr. Means joined Aetna in July of 1994 after serving as Chief Investment Officer at INVESCO Management and Research, Boston from 1993 to 1994. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at INVESCO Capital Management, Atlanta.

Expenses and Fund Administration Under an Administrative Services Agreement with the Fund, Aetna provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. Aetna is also responsible for all ordinary recurring direct costs of the Fund such as custodian fees, directors fees, transfer agency costs and accounting expenses. For the services provided under the Administrative Services Agreement, Aetna receives an annual fee, payable monthly, at a rate of 0.06% of the average daily net assets of the Fund.

                             GENERAL INFORMATION

Declaration of Trust The Fund was organized as a "Massachusetts business trust" under the laws of Massachusetts on January 25, 1984. It began operations on May 1, 1984 upon succeeding to the assets of Aetna Variable Fund, Inc., a corporation that was formed in 1974. Massachusetts law provides that shareholders of the Fund can, under certain circumstances, be held personally liable for the obligations of the Fund. The Fund has been structured, and will be operated in such a way, so as to ensure as much as possible, that shareholders will not be liable for obligations of the Fund. The Declaration of Trust (Declaration) contains an express disclaimer of shareholder liability for acts or obligations of the Fund under Massachusetts law, and requires that notification of this disclaimer be given in each agreement, obligation or instrument entered into by the Fund or the Trustees. A more complete discussion of potential liability of shareholders of the Fund under Massachusetts law is contained in the Statement under "Description of Shares--Shareholder and Trustee Liability."

Capital Stock The Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in the Fund. All shares are nonassessable, other than as disclosed above. There are no preemptive rights.


As of          , there were       shares of the Fund outstanding,    % of which
were owned by Aetna and held in its separate accounts to fund Aetna's obligations under its VA Contracts and VLI Policies. An additional % of the Fund's shares were owned by affiliates of Aetna at that date. The balance of the shares were held directly by shareholders who acquired their interests before the Fund was prohibited from selling shares both directly to investors and to fund VA contracts and VLI Policies. Direct shareholders may not purchase additional shares except through dividend reinvestments.


Shareholder Inquiries and Distribution Options Any questions about the Fund can be addressed to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-238-6263. Shareholders may elect to receive dividends and capital gains distributions in cash or to reinvest in additional shares in the Fund. See "Tax Matters--Fund Distributions" below.

Shareholder Meetings The Fund is not required to hold annual shareholder meetings. The Declaration provides for meetings of shareholders to elect Trustees at such time as may be determined by the Trustees or as required by the 1940 Act. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Trustees and will assist with communications concerning that shareholder meeting.

Voting Rights Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held on matters submitted to the shareholders of the Fund. Voting rights are not cumulative. Persons who select the Fund for investment through their VA Contract or VLI Policy are not the shareholders of the Fund, but may have the right to direct the voting of Fund shares at shareholder meetings if required by law. Participant voting rights are discussed in the prospectus for the applicable VA Contract or VLI Policy.

                                                           Aetna Variable Fund 7

Mixed Funding Because the Fund is sold to fund variable annuity contracts and variable life insurance policies issued by Aetna, certain conflicts of interest could arise. If a conflict of interest were to occur, one of the separate accounts invested in the Fund might withdraw its investment in the Fund, which might force the Fund to sell its portfolio securities at disadvantageous prices, causing its per share value to decrease. The Trustees have agreed to monitor events in order to identify any material irreconcilable conflicts which might arise and to determine what action, if any, should be taken to address such conflict.

                                   TAX MATTERS


The following discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this prospectus, and is subject to change by legislative or administrative action. The following discussion is for general information only; a more detailed discussion of federal income tax considerations is contained in the Statement.

The Fund The Fund intends to continue to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code) concerning: (1) the diversification of assets; (2) the distribution of income; and (3) the source of income. It is the policy of the Fund to distribute all of its investment income (net of expenses) and any capital gains (net of capital losses). Distributions are made to the separate accounts for shares of the Fund held under VA Contracts and VLI Policies, and directly to shareholders who hold shares of the Fund directly, in accordance with the timing requirements imposed by the Code. In addition, the Fund intends to comply with the variable asset diversification requirements under Section 817(h) of the Code, which are described more fully in the Statement.

Fund Distributions Distributions by the Fund to shareholders other than separate accounts of net long-term capital gains are taxable to those shareholders as long-term capital gains regardless of the length of time a shareholder has held the shares. Distributions by the Fund of its net investment income and its net short-term capital gains are taxable to shareholders as ordinary income. Distributions paid by the Fund to the insurance company separate accounts are taxable, if at all, to the separate accounts and not to the holders of VA Contracts and VLI Policies. Holders of VA Contracts and VLI Policies should review the prospectus for their VA Contract or VLI Policy for information regarding the tax treatment of their contracts and policies and distributions from the Fund to the separate accounts.


In general, shareholders include distributions in their taxable income in the year in which they are received (whether paid in cash or reinvested). However, distributions declared in December and paid in January are taxable as if paid on December 31 of the year of declaration. A statement will be sent to shareholders indicating the tax status of all distributions made during the previous year.


Share Redemptions Any gain or loss recognized upon a taxable disposition of a direct shareholder's shares generally will be treated as a taxable long-term or short-term capital gain or loss (depending on whether the shareholder has held the shares more than one year). Any loss realized upon a taxable disposition of a Fund's shares may be subject to limitations that are described more fully in the Statement.

Tax Withholding The Fund is required to withhold taxes from any distributions unless the shareholder provides the Fund with a correct social security or taxpayer identification number or certifies that the shareholder is a corporation or otherwise exempt from or not subject to withholding by the Internal Revenue Service (IRS). If a shareholder is subject to backup withholding, the IRS can require the Fund to withhold 31% of taxable dividends, capital gains distributions and redemptions.

                        PURCHASE AND REDEMPTION OF SHARES

Aetna is the principal underwriter of the Fund's shares. Except for the reinvestment of dividends described under "General Information--Capital Stock," shares may only be purchased by Aetna or its affiliated insurance companies as the depositor of variable annuity and variable life insurance separate accounts as directed by the holders of the VA Contracts or VLI Policies. Refer to the prospectus for the applicable VA Contract or VLI Policy for information on how to direct investments in or redemptions from a Fund and any fees that may apply.

Shares of the Fund are purchased and redeemed at their net asset value next determined after receipt of a purchase or redemption order in acceptable form. Shareholders redeeming directly from the Fund and not through a VA Contract or VLI Policy must provide a signature guarantee regardless of the redemption amount. Orders for the purchase or redemption of shares of the Fund that are received before the close of regular trading on the New York Stock Exchange (normally 4 p.m. eastern time) are effected at the net asset value per share determined that day, as described below (see Net Asset Value).


8 Aetna Variable Fund

If the value of shares held directly by a shareholder is less than $1,000, the shares may be liquidated upon six months' notice. Shares will be redeemed at the net asset value determined on the day the account is closed. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason (other than weekends or holidays) or under emergency circumstances as determined by the Commission.


If such a shareholder holds shares directly having a net asset value of $5,000 or more, the shareholder may establish a systematic withdrawal program. Further information about this program may be obtained from the Fund.

                                 NET ASSET VALUE

The net asset value per share (NAV) is determined as of the earlier of 15 minutes after the close of the New York Stock Exchange or 4:15 p.m. eastern time on each day that the New York Stock Exchange is open for trading. The NAV is computed by dividing the total value of the Fund's securities, plus any cash and other assets less all liabilities (including accrued expenses), by the number of shares outstanding.

Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined under the authority of the Trustees.


                                                           Aetna Variable Fund 9

INVESTMENT ADVISER

Aetna Life Insurance
and Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156

CUSTODIAN

Mellon Bank N.A.
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

TRANSFER, DIVIDEND DISBURSING
AND REDEMPTION AGENT

Firstar Trust Company
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP
CityPlace II
Hartford, Connecticut 06103-4103

                                   AETNA LOGO
                    Aetna Life Insurance and Annuity Company


AVF-3

             Statement of Additional Information dated: May 1, 1997


                               AETNA VARIABLE FUND

                              151 Farmington Avenue
                           Hartford, Connecticut 06156


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Aetna Variable Fund dated May 1, 1997.

A free prospectus is available upon request from the local Aetna office, by writing to Aetna Variable Fund at the address listed above or by calling 1-800-238-6263.

                     Read the prospectus before you invest.
                                TABLE OF CONTENTS


General Information and History                                          2
Investment Objective and Policies of the Fund                            2
Description of Various Securities and Investment Techniques              3
Trustees and Officers of the Fund                                       13
Control Persons and Principal Shareholders of the Fund                  16
Investment Advisory Agreement                                           16
Subadvisory Agreement                                                   16
Administrative Services Agreement                                       17
License Agreement                                                       17
Brokerage Allocation and Trading Policies                               17
Description of Shares                                                   18
Purchase and Redemption of Shares                                       20
Principal Underwriter                                                   20
Tax Matters                                                             20
Net Asset Value                                                         25
Custodian                                                               26
Independent Auditors                                                    26
Financial Statements                                                   F-1

                        GENERAL INFORMATION AND HISTORY

Aetna Variable Fund (Fund) is an open-end diversified management investment company which sells its shares of beneficial interest to (i) variable annuity and variable life insurance separate accounts to fund variable annuity contracts (VA Contracts) or variable life insurance policies (VLI Policies) issued by Aetna Life Insurance and Annuity Company ("Aetna" or the "Company") and its affiliates, and (ii) other shareholders of the Fund only through reinvestment of dividends.

                  INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

The investment objective of the Fund is to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving such return. The Fund's investment adviser may invest principally in common stocks having significant potential for capital appreciation, or may purchase common stocks principally for their income potential through dividends and option writing, or may acquire securities having a mix of these characteristics.


The Fund will operate under the following restrictions, which together with its investment objective, are matters of fundamental policy and cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined by the Investment Company Act of 1940 (1940 Act). This means the lesser of: (i) 67% of the shares of the Fund present or represented at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present or represented; or (ii) more than 50% of the outstanding voting securities of the Fund.

In seeking to accomplish its investment objective, the Fund will not:

 (1) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed-delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts or related options shall not be considered to involve the issuance of a senior security; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

 (2) with respect to 75% of the value of the Fund's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from these restrictions;

 (3) concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. This limitation will not, however, apply to securities issued or guaranteed by the U.S.
     Government, its agencies or instrumentalities;

 (4) make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

 (5) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward-commitment basis, and may enter into forward currency contracts;


2 Aetna Variable Fund

 (6) borrow money, except that (a) the Fund may enter into certain futures contracts or options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements; (c) for temporary, emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

 (7) purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or

 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (1933 Act).

The Fund has also adopted certain other investment restrictions that may be changed by the Fund's Trustees and without shareholder vote. Under such restrictions, the Fund will not:


 (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund;

 (2) invest in companies for the purpose of exercising control or management;

 (3) purchase the securities of any other investment company, except as permitted under the 1940 Act or by Order of the Securities and Exchange Commission (Commission); or

 (4) invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where the Fund's investment objective or policies restrict it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase notwithstanding a later change in the market value of an investment, in net or total assets, in securities rating of the investment, or any other change.

           DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

The following information supplements and should be read in conjunction with the section of the prospectus entitled "Investment Policies and Restrictions."

Futures Contracts

The Fund may enter into stock index futures contracts ("futures" or "futures contracts") or options thereon as a hedge against changes in prevailing levels of equities prices and in anticipation of future purchases or sales of securities. The Fund's investment techniques may include sales of futures as an offset against
                                                           Aetna Variable Fund 3
the effect of expected declines in equities prices. The Fund will enter into futures contracts or options thereon for hedging purposes only and will only enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (CFTC).

Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts. The Fund will not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract), or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument(s) (debt security) or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration and margin deposits must be maintained. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

Persons who engage in futures contracts transactions may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Fund, whose business activity involves investment in securities, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities held or expected to be acquired by them. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing equities prices.

"Margin" is the amount of funds that must be deposited by the the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the Contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility such as occurred during the week of October 19, 1987, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease

4 Aetna Variable Fund
in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. With regard to transactions involving futures contracts, the Fund maintains a segregated account holding liquid assets in accordance with applicable Commission staff positions.


Restrictions on the Use of Futures and Option Contracts

CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in the Fund's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions.

The Fund's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.


Call and Put Options on Securities

The Fund may write (sell) covered call options (call options) and purchase put options (put options) on securities and indices, and purchase call and sell put options to close out positions previously opened by the Fund, provided, however, that it will not have call options outstanding at any one time on more than 30% of its total assets nor will it buy put options if more than 3% of the assets of the Fund immediately following such purchase would consist of put options. The purpose of writing call options and purchasing put options on securities will be to reduce the effect of price fluctuations of the securities owned by the Fund (and underlying the options) on the net asset value per share of the Fund.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was settled, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, the exercise of the call option, or by entering into an offsetting transaction. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A put option gives the holder (buyer) the right to sell a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund will only write a call option on a security that it already owns and will not write call options on when-issued securities. The Fund may purchase a put option on a security that it already owns and on stock indices.


The Fund will write call options and purchase put options in standard contracts listed on national securities exchanges, or write call options with and purchase put options directly from investment dealers meeting the creditworthiness criteria of the Company.

When writing a call option, the Fund, in return for the premium, gives up the opportunity to profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Company believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be used to protect the Fund's holdings in an underlying security against a substantial decline

                                                           Aetna Variable Fund 5
in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be segregated at the Fund's custodian.


The premium the Fund will receive from writing a call option, or the Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in the statement of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or exercising the option.


Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by the Fund, are taxable as ordinary income.

Additional Risk Factors for Futures and Options

In addition to any risk factors described above, the following sets forth certain information regarding the potential risks associated with the Fund's futures and options transactions.

Risk of Imperfect Correlation--The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's portfolio. If the values of the

6 Aetna Variable Fund
portfolio securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Fund would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).

The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that the Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

The Fund will purchase or sell futures contracts or options only if, in the Company's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Company's judgment will be accurate.

Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                                                           Aetna Variable Fund 7

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indexes involve the risk that if the Company's investment judgment concerning the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.

Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's portfolio.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Fund's Board of Trustees. A repurchase agreement allows the Fund to determine the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by the Fund. Repurchase agreements maturing in more than seven days will not exceed 10 percent of the total assets of the Fund. The Fund does not intend to use reverse repurchase agreements.

Securities Lending

The Fund may lend up to one-third of its total assets, although it is anticipated that less than 10% of such assets will be on loan at any one time. In the Company's opinion, lending portfolio securities to qualified broker-dealers affords the Fund a means of increasing the yield on its portfolio. All such loans will be fully collateralized with either cash or direct obligations of the U.S. government or agencies thereof, and the Fund will be entitled either to receive a fee from the borrower or to retain some or all of the income derived from its investment of cash collateral. The Fund will continue to receive the interest or dividends paid on any securities loaned, or amounts equivalent thereto. Although voting rights will pass to the borrower of securities, whenever a material event affecting the borrowed securities is to be voted on, the Fund may terminate the loan to vote such proxy.

The primary risk the Fund assumes in loaning securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the Fund would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. A loan may be terminated at any time by the borrower or lender upon proper notice.

Foreign Securities The Fund may invest up to 25% of its total assets in foreign equity securities. These securities will be marketable equity securities (including common and preferred stock, depository receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on recognized foreign securities exchanges or are traded in a foreign over-the-counter

8 Aetna Variable Fund
market. The Fund also invests in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.


Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (1) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (2) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange (typically, Luxembourg) as well as in the United States; and (3) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries. All depositary receipts will be considered foreign securities for purposes of a Fund's investment limitation concerning investment in foreign securities.


Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include the following:

Currency Risk--The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk--The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation and limitation upon the removal of funds or other assets could adversely affect the value of the Fund's investments.


Regulatory Risk--Foreign companies are not registered with the Commission and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available regarding domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial standards, practices and requirements comparable to those applicable to U.S. companies. Income from foreign securities owned by the Fund may be subject to withholding taxes imposed at the source which would reduce dividend income payable to the Fund's shareholders.


Market Risk--The securities markets in many of the countries in which the Fund may invest have substantially less trading volume than the major U.S. markets. Consequently, the securities of some foreign issuers may be less liquid and experience more price volatility than comparable domestic securities. Indeed, custodian costs, as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign commission rates in foreign jurisdictions are likely to be higher than in the United States.


High-Risk, High-Yield Securities

The Fund may invest in high risk, high-yield securities (junk bonds) which are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) or, if unrated, considered to be of comparable quality by the investment adviser.
These securities include:


    (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated Ba or lower by Moody's or BB or lower by S&P;

                                                           Aetna Variable Fund 9

    (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and
    (c) any securities convertible into any of the foregoing.

Debt obligations rated BB/Ba or lower are regarded as speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's objectives, the Company seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which the Company believes that future developments will enhance the creditworthiness and the ratings of the issuer.


High-risk, high-yield securities (junk bonds) may not constitute more than 10% of the total assets of the Fund. The Fund will not invest in any debt security rated lower than B.

The yields earned on high-risk, high-yield securities (junk bonds) generally are related to the quality ratings assigned by recognized ratings agencies. These securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

    (1) Sensitivity to Interest Rate and Economic Changes. High-risk, high-yield securities (junk bonds) are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of these securities tend not to rise as much as the prices of these other bonds.

        Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-risk, high-yield securities (junk bonds) to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high-risk, high-yield security (junk bond) owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's net asset value. Furthermore, in the case of high-risk, high-yield securities (junk bonds) structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

    (2) Payment Expectations. High-risk, high-yield securities (junk bonds), like other debt instruments, present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of junk bonds than in the case of investment-grade bonds.

    (3) Liquidity and Valuation Risks. High-risk, high-yield securities (junk bonds) are often traded among a small number of broker-dealers rather than in a broad secondary market. Purchasers of these securities in the past tended to be institutions rather than individuals, a factor that further limits the secondary market. Many of these securities may not be as liquid as investment-grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such


10 Aetna Variable Fund
        securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the values and liquidity of high-risk, high-yield securities (junk bonds) more than other securities, especially in a thinly-traded market.

    (4) Limitations of Credit Ratings. The credit ratings assigned to high-risk, high-yield securities (junk bonds) may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Company primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of the Fund's investment objective may be more dependent on the Company's own credit analysis than might be the case for a fund which does not invest in high risk high-yield securities (junk bonds).

    (5) Legislation. Legislation may have a negative impact on the market for high-risk, high-yield securities (junk bonds), such as legislation requiring federally insured savings and loan associations to divest themselves of their investments in these securities.

Zero Coupon and Pay-in-Kind Securities

Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (cash payment date) and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities may apply to zero coupon and pay-in-kind securities. These securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

When-Issued or Delayed-Delivery Securities

During any period that the Fund has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will maintain a segregated account consisting of cash, U.S. Government securities or other high-quality debt obligations with its custodian bank. To the extent that the market value of securities held in this segregated account falls below the amount that the Fund will be required to pay on settlement, additional assets may be required to be added to the segregated account. Such segregated accounts could affect the Fund's liquidity and ability to manage its portfolio. When the Fund engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to invest funds held in the segregated account more advantageously.

The Fund will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the Fund at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

                                                          Aetna Variable Fund 11

Convertibles

A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Convertible securities also contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its total assets in illiquid securities. For this purpose, "illiquid securities" are those which cannot be sold in seven days in the ordinary course of business without taking a materially reduced price. Because of the absence of a trading market for these investments, the Fund may take longer to liquidate the position and may realize less than the amount originally paid by the Fund. The Fund may purchase securities, which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Company, under the supervision of the Board of Trustees of the Fund, will consider whether securities purchased under Rule 144A and other restricted securities are illiquid and thus subject to the Fund's restriction of investing no more than 15% of the Fund's total assets in illiquid securities. In making this determination, the Company will consider the trading markets for the specific security taking into account the unregistered nature of the Rule 144A security. In addition, the Company may consider, among other things, the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and market place trades. The liquidity of Rule 144A securities will also be monitored by the Company and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to assure that the Fund does not invest more than 15% of its total assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. At the present time, it is not possible to predict with certainty how the market for Rule 144A securities will continue to operate.


Warrants

Warrants allow the holder to purchase new shares in the issuing company at a predetermined price within either a specified length of time or perpetually. Warrants may be sold individually or attached to preferred stock or bonds.

The purchaser of a warrant expects that the market price of a security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Borrowing

The Fund may borrow up to 5% of the value of its total assets for temporary or emergency purposes. The Fund may also borrow up to one-third of the value of its total assets from banks (including its custodian bank) to increase its holdings of portfolio securities. Leveraging by means of borrowing may affect the Fund's net asset value by exaggerating any increase or decrease in the value of portfolio securities, and money borrowed is subject to interest and other costs which may or may not exceed the income derived from the securities purchased with borrowed funds. There is no present intention to leverage the Fund.

Portfolio Turnover

Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. The Fund does not intend to make a general practice of short-term trading, although it may occasionally realize short-term gains or losses. Purchases and sales will be made whenever such action is deemed prudent and consistent with investment objectives. It is anticipated that under normal market conditions the average annual portfolio turnover rate will not exceed 125%. A high turnover rate involves greater expenses and may involve greater risk to the Fund. The portfolio turnover rates for 1995 and 1996 were 97% and __% respectively.


12 Aetna Variable Fund

                        TRUSTEES AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the direction of the Board of Trustees. The Trustees and executive officers of the Fund and their principal occupations for the past five years are listed below. Those trustees who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). All Trustees and officers hold similar positions with other investment companies in the same Fund Complex managed by the Investment Adviser. Fund Complex presently consists of: Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B and Series C) Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.

---------------------------------------------------------------------------------------------------------------
                                                             Principal Occupation During Past Five Years
                               Position(s) Held           (and Positions held with Affiliated Persons or
Name, Address and Age          with Registrant              Principal Underwriters of the Registrant)
---------------------------------------------------------------------------------------------------------------
Shaun P. Mathews*              Trustee and           Vice President/Senior Vice President, ALIAC, March 1991 to
151 Farmington Avenue          President             present and Vice President, Aetna Life Insurance Company,
Hartford, Connecticut                                1991 to present. Director and President, Aetna Investment
Age 41                                               Services, Inc.; and Director and Senior Vice President,
                                                     Aetna Insurance Company of America, March 1991 to present.

Wayne F. Baltzer               Vice President        Assistant Vice President, ALIAC, May 1991 to present; Vice
151 Farmington Avenue                                President, Aetna Investment Services, Inc. July 1993 to
Hartford, Connecticut                                present.
Age 53

Martin T. Conroy               Vice President        Assistant Treasurer, ALIAC, October 1991 to present.
151 Farmington Avenue
Hartford, Connecticut
Age 57

J. Scott Fox                   Vice President        Director, Managing Director, Chief Operating Officer, Chief
242 Trumbull Street            and Treasurer         Financial Officer and Treasurer, Aeltus Investment
Hartford, Connecticut                                Management, Inc. (Aeltus), April 1994 to present; Managing
Age 42                                               Director and Treasurer, Equitable Capital Management Corp.,
                                                     March 1987 to September 1993. Director and Chief Financial
                                                     Officer, Aeltus Capital, Inc. and Aeltus Trust Company,
                                                     Inc.; Director, President and Chief Executive Officer,
                                                     Aetna Investment Management, (Bermuda) Holding, Ltd.

Susan E. Bryant                Secretary             Counsel, Aetna Inc. (formerly Aetna Life and Casualty
151 Farmington Avenue                                Company), March 1993 to present; General Counsel and
Hartford, Connecticut                                Corporate Secretary, First Investors Corporation, April
Age 49                                               1991 to March 1993. Secretary, Aetna Investment Services,
                                                     Inc. and Vice President and Senior Counsel, Aetna Financial
                                                     Services, Inc.

Morton Ehrlich                 Trustee               Chairman and Chief Executive Officer, Integrated Management
1000 Venetian Way                                    Corp. (an entrepreneurial company) and Universal Research
Miami, Florida                                       Technologies, 1992 to present; Director and Chairman, Audit
Age 62                                               Committee, National Bureau of Economic Research, 1985 to
                                                     1992.


                                                          Aetna Variable Fund 13


---------------------------------------------------------------------------------------------------------------
                                                             Principal Occupation During Past Five Years
                               Position(s) Held           (and Positions held with Affiliated Persons or
Name, Address and Age          with Registrant              Principal Underwriters of the Registrant)
---------------------------------------------------------------------------------------------------------------
Maria T. Fighetti              Trustee               Manager/Attorney, Health Services, New York City Department
325 Piermont Road                                    of Mental Health, Mental Retardation and Alcohol Services,
Closter, New Jersey                                  1973 to present.
Age 53

David L. Grove                 Trustee               Private Investor; Economic/Financial Consultant, December
5 The Knoll                                          1985 to present.
Armonk, New York
Age 78

Timothy A. Holt*               Trustee               Director, Senior Vice President and Chief Financial
151 Farmington Avenue                                Officer, ALIAC, February 1996 to present; Vice President,
Hartford, Connecticut                                Portfolio Management/Investment Group, Aetna Inc. (formerly
Age 43                                               Aetna Life and Casualty Company), June 1991 to February
                                                     1996. Director and Vice President Aetna Retirement
                                                     Holdings, Inc.

Daniel P. Kearney*             Trustee               Director, President, and Chief Executive Officer, ALIAC,
151 Farmington Avenue                                December 1993 to present; Executive Vice President, Aetna
Hartford, Connecticut                                Inc. (formerly Aetna Life and Casualty Company), December
Age 57                                               1993 to present; Group Executive, Aetna Inc. (formerly
                                                     Aetna Life and Casualty Company), 1991 to 1993; Director,
                                                     Aetna Investment Services, Inc., November 1994 to present;
                                                     Director, Aetna Insurance Company of America, May 1994 to
                                                     present.

Sidney Koch                    Trustee               Financial Adviser, self-employed, January 1993 to present;
455 East 86th Street                                 Senior Adviser, Daiwa Securities America, Inc., January
New York, New York                                   1992 to January 1993; Executive Vice President, Member of
Age 61                                               Executive Committee, Daiwa Securities America, Inc.,
                                                     January 1986 to January 1992.

Corine T. Norgaard             Trustee, Chair        Dean of the Barney School of Business, University of
556 Wormwood Hill              Audit Committee and   Hartford, (West Hartford, CT), August 1996 to present;
Mansfield Center,              Contract Committee    Professor, Accounting and Dean of the School of Management,
Connecticut                                          Binghamton University, (Binghamton, NY), August 1993 to
Age 59                                               August 1996; Professor, Accounting, University of
                                                     Connecticut, (Storrs, Connecticut), September 1969 to
                                                     June 1993; Director, The Advest Group (holding company for brokerage firm) through September 1996.

Richard G. Scheide             Trustee               Trust and Private Banking Consultant, David Ross Palmer
11 Lily Street                                       Consultants, July 1991 to present.
Nantucket, Massachusetts
Age 67

* Interested persons as defined in the 1940 Act.


14 Aetna Variable Fund

During the year ended December 31, 1996, members of the Boards of the Funds within the Aetna Mutual Fund Complex who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Funds. Effective November 1, 1995, members of the Boards who are not affiliated as employees of Aetna or its subsidiaries are entitled to receive an annual retainer of $30,000 for service on the Boards of the Funds within the Aetna Mutual Fund Complex. In addition, each such member will receive a fee of $5,000 per meeting for each regularly scheduled Board meeting; $5,000 for each Contract Committee meeting which is held on any day on which a regular Board meeting is not scheduled; and $3,000 for each committee meeting other than for a Contract Committee meeting on any day on which a regular Board meeting is not scheduled. A Committee Chairperson fee of $2,000 each will be paid to the Chairperson of the Contract and Audit Committees. All of the above fees are to be allocated proportionately to each Fund within the Aetna Mutual Fund Complex based on the net assets of the Fund as of the date compensation is earned.

As of December 31, 1996, the unaffiliated members of the Board of Trustees were compensated as follows:

                                                        Total
                                                     Compensation
                                                   from Registrant
                                Aggregate             and Fund
     Name of Person,           Compensation         Complex Paid
        Position             from Registrant         to Trustees
 ------------------------  -------------------  -------------------
Corine Norgaard                   $                    $
  Trustee and
  Chairman, Audit and
  Contract Committees
Sidney Koch                       $                    $
  Trustee and
  Member, Audit and
  Contract Committees
Maria T. Fighetti                 $                    $
  Trustee and
  Member, Audit and
  Contract Committees
Morton Ehrlich                    $                    $
  Trustee and
  Member, Audit and
  Contract Committees
Richard G. Scheide                $                    $
  Trustee and
  Member, Audit and
  Contract Committees
David L. Grove                    $                    $
  Trustee and
  Member, Audit and
  Contract Committees

* Mr. Grove elected to defer all such compensation.


                                                          Aetna Variable Fund 15

             CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF THE FUND

As of , ( %) shares of the Fund were owned by the Company and its affiliates and allocated to variable annuity and variable life insurance separate accounts to fund obligations under VA Contracts and VLI Policies. Contract holders in these separate accounts are provided the right to direct the voting of Fund shares at shareholder meetings. The Company and its affiliates vote the shares they own in these separate accounts in accordance with contract holders' directions. Undirected shares of the Fund will be voted for each Account in the same proportion as directed shares. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc. and an indirect wholly owned subsidiary of Aetna Inc. located at 151 Farmington Avenue, Hartford, Connecticut 06156.

                          INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement (Advisory Agreement) appointing Aetna as its Investment Adviser. The Advisory Agreement was adopted by the Board of Trustees in February 1996, and approved by the shareholders in June, 1996. The Advisory Agreement has been effective since August 1, 1996. The Advisory Agreement will remain in effect if approved at least annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, at a meeting called for that purpose and held in person. The Advisory Agreement may be terminated without penalty at any time by the Trustees or, by a majority vote of the outstanding voting securities of the Fund, or it may be terminated on sixty days' written notice by Aetna. The Advisory Agreement terminates automatically in the event of assignment.

This Advisory Agreement replaces a prior agreement with Aetna that was approved by shareholders in April 1994. Under both advisory agreements, and subject to the direction of the Board of Trustees, Aetna has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities, the calculation of net asset values and the preparation of financial and other reports as requested by the Board. Under both the old and the new agreements, Aetna is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreement provides that Aetna is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Trustees of the Fund. The Fund is responsible for payment of all of its other costs; however, under the Administrative Services Agreement described below, Aetna has agreed to pay all direct expenses for the fund except for broker's commissions and other costs incurred in effecting transactions on behalf of the Fund.

For its services under the prior agreement, Aetna received a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. For the years ended December 31, 1993, 1994, 1995 and 1996, the Fund paid Aetna investment
advisory fees of $      , $      , $ and $      , respectively. Under the new
Advisory Agreement, Aetna will receive an advisory fee at an annual rate of 0.50% of the average daily net assets of the Fund, payable monthly.

                              SUBADVISORY AGREEMENT

The Fund and Aetna have entered into a Subadvisory Agreement with Aeltus Investment Management, Inc. (Aeltus) effective August 1, 1996. The Subadvisory Agreement will remain in effect if approved at least annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, at a meeting called for that purpose and held in person. The Subadvisory Agreement may be terminated without penalty at any time by the Trustees or by a majority of the outstanding voting securities of the Fund or terminated on sixty days' written notice by the Adviser, the Fund, or the Subadviser. The Subadvisory Agreement terminates automatically in the event of its assignment.

Under the Subadvisory Agreement, Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies subject to the supervision of Aetna and the Trus-


16 Aetna Variable Fund
tees, and for preparing and providing accounting and financial information as requested by the Adviser and the Trustees. The Subadviser pays the salaries, employment benefits and other related costs of its personnel. For its services, Aetna has agreed to pay the Subadviser a fee at an annual rate of up to 0.30% of the average daily net assets of the Fund, payable monthly. This fee is not charged to the Fund but is paid by Aetna out of its investment advisory fees.

Aetna, as the Investment Adviser, retains overall responsibility for monitoring the investment program maintained by Aeltus for compliance with applicable laws and regulations and the Fund's investment objective and policies.

                        ADMINISTRATIVE SERVICES AGREEMENT

The Fund entered into an Administrative Services Agreement with Aetna effective May 1, 1996 under which Aetna provides all administrative services for the Fund and pays all ordinary recurring costs of the Fund (except brokerage costs and other transaction costs). These are costs that the fund would otherwise be required to pay under the terms of the Investment Advisory Agreement. As a result, the fund's costs and fees are limited to the advisory fee, the administrative services charge and brokerage and transaction costs. For its services and as reimbursement for the costs it incurs under the Administrative Services Agreement, Aetna receives an annual fee, payable monthly, at a rate of 0.06% of the average daily net assets of the Fund.

The Administrative Services Agreement will remain in effect if approved annually by a majority of the Trustees. It may be terminated by either party on sixty days' written notice.

Prior to May 1, 1996, Aetna provided administrative services under an agreement that allowed for the reimbursement of a proportionate share of Aetna's overhead in administering the Fund and the Fund reimbursed Aetna directly for all other costs. The total of the direct costs and administrative costs reimbursed to
Aetna for the years ended December 31, 1993, 1994, 1995 and 1996 were $       ,
$       , $       , and $       , respectively.

                                LICENSE AGREEMENT

The Fund uses the service mark of the Aetna Variable Fund and the name "Aetna" with the permission of Aetna Inc. granted under a License Agreement. The continued use is subject to the right of Aetna Inc. to withdraw this permission in the event Aetna or another subsidiary or affiliated corporation of Aetna Inc. should not be the investment adviser of the Fund.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the direction of the Trustees, Aetna and Aeltus have responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund and for negotiating any brokerage commissions thereof. It is the policy of Aetna and Aeltus to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a brokerage firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

In implementing their trading policy, Aetna and Aeltus may place the Fund's transactions with such brokers or dealers and for execution in such markets as, in the opinion of the Fund, will lead to the best overall quality of execution.

Aetna and Aeltus currently receive a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades in securities held by the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies and accounts, services related to the


                                                          Aetna Variable Fund 17
execution of trades in the Fund's securities and advice as to the valuation of securities. Aetna and Aeltus consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aetna and Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and other services provided. When either Aetna or Aeltus believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aetna or Aeltus.

Consistent with securities laws and regulations, Aetna and Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions; or (2) by means of separate, non-commission payments. Aetna's and Aeltus' judgment as to whether and how they will obtain the specific brokerage and research services will be based upon their analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aetna's and Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Fund. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Investment Adviser in servicing all of its accounts; not all such services will be used by the Investment Adviser to benefit the Fund. The Fund has no present intention to effect any brokerage transactions in Fund securities with Aetna or any affiliate of the Fund or Aetna except in accordance with applicable Commission rules. All transactions will comply with Rule 17e-1 under the 1940 Act.

Certain officers of Aetna and Aeltus also manage the securities portfolios of Aetna's own accounts. Further, Aetna and Aeltus also act as investment adviser to other investment companies registered under the 1940 Act and other client accounts. Aetna and Aeltus have adopted policies designed to prevent disadvantaging the Fund in placing orders for the purchase and sale of securities for the Fund.

To the extent Aetna or Aeltus desires to buy or sell the same security at or about the same time for more than one client, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each, taking into consideration the respective investment objectives of the clients, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Orders for different clients received at approximately the same time may be bunched for purposes of placing trades, as authorized by regulatory directives. Prices are averaged for those transactions. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

The Board of Trustees has adopted a policy allowing trades to be made between registered investment companies provided they meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, the Fund may buy a security from or sell another security to another registered investment company advised by Aetna.

For 1993, 1994, 1995, and 1996, the Fund paid brokerage commissions of
$4,270,255, $13,406,837, $17,298,663, and $          , respectively.

For the fiscal year ended December 31, 1996, portfolio transactions in the amount of $ were directed to certain brokers because of research services, of which commissions in the amount of $ were paid with respect to such transactions. No brokerage business was placed with any brokers affiliated with Aetna during the last three fiscal years.


                              DESCRIPTION OF SHARES

Aetna Variable Fund was originally established as a Maryland corporation in 1974 and was converted to a Massachusetts business trust on May 1, 1984. It operates under a Declaration of Trust (Declaration) dated January 25, 1984.

18 Aetna Variable Fund

The Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a single class, each of which represents a proportionate interest in the Fund equal to each other share. The Trustees have the power to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportional beneficial interest in the Fund.

Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Fund shares are fully paid and nonassessable, except as set forth below.

Shareholder and Trustee Liability

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such business trusts may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not true in the case of a corporation. The Declaration provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made by the Fund shall contain a provision to the effect that shareholders are not personally liable thereunder. With respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, and claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

The Declaration further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Voting Rights

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. Participants who select the Fund for investment through their VA Contract or VLI Policy are not the shareholders of the Fund. The insurance company depositors of the separate accounts pass voting rights for shares held for VA Contracts or VLI Policies through to Contract holders or Participants as described in the prospectus for the applicable VA Contract or VLI Policy. A meeting of the shareholders at which Trustees were elected was held most recently on April 13, 1994. Thereafter, no further meeting of shareholders for the purpose of electing Trustees will be held unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for election of Trustees. Vacancies occurring between such meetings shall be filled in an otherwise legal manner if, immediately after filling any such vacancy, at least two-thirds of the Trustees holding office have been elected by shareholders. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Trustees may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; (4) by written declaration filed with Mellon Bank, N.A., the Fund's custodian, signed by two-thirds of the Fund's shareholders. Any Trustee may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

The Declaration may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Trustees and consented to by a majority of the shareholders. The Trustees may also amend the Declaration without the vote or consent of shareholders if they deem it necessary to conform the Declaration to the requirements of applicable federal

                                                          Aetna Variable Fund 19
laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so.

Shares have no preemptive or conversion rights.


                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are purchased and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form by Firstar Trust Company ("Firstar"). No sales charge or redemption charge is made. The value of shares redeemed may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by Firstar. Any written request to redeem shares must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a commercial bank, trust company or a member of a national securities exchange. Firstar will, on request, explain any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity. However, the right to redeem Fund shares may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.


An open account is automatically set up and maintained for each shareholder to facilitate the voluntary accumulation of Fund shares. The open account system makes unnecessary the issuance and delivery of stock certificates, thereby relieving shareholders of the responsibility of safekeeping. Through the open account system, each shareholder is informed of his or her holdings after any transaction affecting the number of shares he or she owns. Share certificates will not be issued.

                              PRINCIPAL UNDERWRITER

The Company is the principal underwriter of the Fund pursuant to a contract (Underwriting Agreement) between it and the Fund. The Underwriting Agreement will remain in effect through December 1997 and may be continued annually thereafter if approved annually by the Board of Trustees of the Fund or by a vote of holders of a majority of the Fund's shares. The Underwriting Agreement may be terminated at any time, by either party, without the payment of any penalty, on sixty (60) days' written notice to the other party.

                                   TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the prospectuses of their respective contracts or policies for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, the Fund generally is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (Distribution Requirement), and satisfies certain other require-


20 Aetna Variable Fund
ments of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (Short-Short Gain Test). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.


In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256, will generally be treated as ordinary income or loss.

For purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

                                                          Aetna Variable Fund 21

Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings that gains arising from
Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256, provided that the contract is actually held by the Fund uninterrupted for a total of at least three months.

Because only a few regulations regarding the treatment of swap agreements and other financial derivatives have been issued, the tax consequences of transactions in these types of instruments are not always entirely clear. The Fund intends to account for derivatives transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company and/or its compliance with the diversification requirement under Code section 817(h) might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which it will be able to engage in swap agreements.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Finally, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued by or guaranteed by agencies and instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary

22 Aetna Variable Fund
dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 988 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the dividends-received deduction for corporate shareholders to the extent discussed below.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held its shares or whether such gain was recognized by the Fund prior to the date on which

                                                          Aetna Variable Fund 23
the shareholder acquired his shares. All distributions paid to Aetna or its affiliates, whether characterized as ordinary income or capital gain, are not taxable to VA Contract or VLI Policy holders.


If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the dividends- received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c) (3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(ii) by application of Code Section 246(b) which in general limits the dividends-received deduction.


Alternative Minimum Tax (AMT) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income (AMTI) over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.


Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

24 Aetna Variable Fund

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.


Distributions paid to Aetna and its affiliates will be reinvested in additional shares. Distributions to other shareholders will be reinvested in additional Fund shares unless Firstar Trust Company, the Fund's transfer agent, is otherwise notified in writing prior to the record date for such distributions.


Shareholders receiving a distribution in the form of either cash or additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Sale or Redemption of Shares

Shareholders will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held, or deemed under Code rules to be held, for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Although gain or loss realized on shares redeemed through the direction of VA Contract or VLI Policy holders is taxable to Aetna or its affiliates, such VA Contract or VLI Policy holders will not be subject to tax.


Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                                 NET ASSET VALUE

Securities of the Fund are generally valued by independent pricing services. Equity securities of the Fund which are traded on a registered securities exchange are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market mak-


                                                          Aetna Variable Fund 25
ers. Short-term debt securities maturing in sixty days or less at the date of purchase will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Long-term debt securities traded on a national securities exchange are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Call options written by the Fund and put options are valued at the mean of the last bid and asked price on the principal exchange where the option is traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258 serves as custodian for assets of the Fund. The custodian does not participate in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103 serves as independent auditors to the Fund. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with Commission filings.


26 Aetna Variable Fund

                             FINANCIAL STATEMENTS

Financial Statements for Aetna Variable Fund are incorporated herein by reference to the Annual Report dated December 31, 1996. The Annual Report is available upon request and without charge by calling 1-800-238-6263 or by writing to Aetna Variable Fund at 151 Farmington Avenue, Hartford, CT 06156.

                                     PART C

                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
---------------------------------------------------
         (a)      Financial Statements:*
                  (1) Included in Part A by incorporation by reference to the
                      Fund's Annual Report dated December 31, 1996, as filed electronically with the Securities and Exchange Commission on ___________ (File No. 811-2514):
                         Financial Hightlights
                  (2)  Included in Part B by incorporation by reference to the
                      Fund's Annual Report dated December 31, 1996, as filed electronically with the Securities and Exchange Commission on ___________ (File No. 811-2514):
                         Portfolio of Investments
                         Statement of Assets and Liabilities as of December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995
                       Notes to Financial Statements
                       Independent Auditors' Reports

         (b)      Exhibits:
                  (1)          Charter (Declaration of Trust)(1)
                  (2)          Amended and Restated Bylaws (adopted by Board of
                               Trustees September 14, 1994)(1)
                  (3)          Not Applicable
                  (4)          Instruments Defining Rights of Holders(2)
                  (5.1)        Investment Advisory Agreement (8/1/96)
                  (5.2)        Subadvisory Agreement (8/1/96)
                  (6)          Underwriting Agreement (4/30/96)
                  (7)          Not Applicable
                  (8)          Custodian Agreements and Depository Contracts
                               (9-1-92)(1)
                  (9)          Administrative Services Agreement (5-1-96)(2)
                  (10.1)       Opinion of Counsel*
                  (10.2)       Consent of Counsel*
                  (11)         Consent of Independent Auditors*
                  (12)         Not Applicable
                  (13)         Not Applicable
                  (14)         Not Applicable
                  (15)         Not Applicable
                  (16)         Not Applicable
                  (17)         Financial Data Schedule*
                  (18)         Not Applicable
                  (19)         Powers of Attorney(3)

* To be filed by Amendment

1. Incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 2-51739), as filed electronically on April 25, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-1A (File No. 2-51739), as filed electronically on June 7, 1996.
3. Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-1A (File No. 33-12723), as filed electronically with the Securities and Exchange Commission on December 31, 1996.

Item 25.          Persons Controlled by or Under Common Control with Registrant
-------------------------------------------------------------------------------
                  Incorporated herein by reference to Item 26 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (File No. 33-75964), as filed electronically with the Securities and Exchange Commission on February 11, 1997.


Item 26.          Number of Holders of Securities
-------------------------------------------------

                  (1) Title of Class                   (2) Number of Record Holders
                      --------------                       ------------------------
                  Shares of Beneficial Interest        26,884 as of December 31, 1996
                  $1.00 par value

Item 27.          Indemnification
---------------------------------
                  Article V of the Registrant's Declaration of Trust, which is incorporated by reference to Exhibit 24(b)(1) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File No. 2-51739), as filed electronically on April 25, 1996, provides indemnification for Registrant's trustees and officers.

                  In addition, the Registrant's trustees and officers are covered under director and officer liability policies, issued by National Union Fire Insurance Company, which generally indemnify the Registrant's trustees and officers for judgments and expenses in proceedings brought against them solely by reason of their positions as trustees and officers (in the absence of gross neglect or misfeasance). The policy expires on October 1, 1997.

Item 28.        Business and Other Connections of Investment Adviser
--------------------------------------------------------------------
                  The Investment Adviser, Aetna Life Insurance and Annuity Company is an insurance company that issues variable and fixed annuities, variable and universal life insurance policies and acts as depositor for separate accounts holding assets for variable contracts and policies. The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

---------------------------------------------------------------------------------------------------------------
 Name                           Positions and Offices               Other Principal Position(s) Held
                                with Investment Adviser             Since Oct. 31, 1994/Addresses*/**
---------------------------------------------------------------------------------------------------------------
 Daniel P. Kearney              Director, President and,            President (since December 1995) -- Aetna
                                Executive Officer                   Retirement Services, Inc.; President (since
                                                                    December 1993) -- Aetna Life Insurance and
                                                                    Annuity Company; Executive Vice President
                                                                    (since December 1993) within the Aetna
                                                                    organization; Director, (since 1992)
                                                                    MBIA, Inc.

 Christopher J. Burns           Director and Senior Vice            Director:  Aetna Financial Services, Inc.
                                President                           (since January 1996) and Aetna Investment
                                                                    Services, Inc. (since July 1992); and
                                                                    President, Chief Operations Officer (since
                                                                    November 1996) -- Aetna Investment Services,
                                                                    Inc.

 Laura R. Estes                 Director and Senior Vice President  Senior Vice President, (March 1991 -
                                                                    Present) -- Aetna Life Insurance and Annuity
                                                                    Company.

 Timothy A. Holt                Director, Senior Vice President     Senior Vice President and Chief Financial
                                and Chief Financial Officer         Officer, (since February 1996) -- Aetna Life
                                                                    Insurance and Annuity Company; Vice President
                                                                    (August 1991 - February 1996) within the
                                                                    Aetna organization.

 Gail P. Johnson                Director and Vice President         Vice President (December 1992 - Present) --
                                                                    Aetna Life Insurance and Annuity Company.

---------------------------------------------------------------------------------------------------------------
 Name                           Positions and Offices               Other Principal Position(s) Held
                                with Investment Adviser             Since Oct. 31, 1994/Addresses*/**
---------------------------------------------------------------------------------------------------------------
 John Y. Kim                    Director and Senior Vice President  President (since December 1995) -- Aeltus
                                                                    Investment Management, Inc.; Chief
                                                                    Investment Officer (since May 1994) within
                                                                    the Aetna organization.

 Shaun P. Mathews               Director and Vice President         Vice President (since February 1996), Senior
                                                                    Vice President (March 1991 - Present) --
                                                                    Aetna Life Insurance and Annuity Company;
                                                                    Director:  Aetna Investment Services, Inc.
                                                                    (since July 1993) and Aetna Insurance
                                                                    Company of America (since February 1993).

 Glen Salow                     Director and Vice President         Vice President (1992 - 1995) -- Aetna Life
                                                                    Insurance and Annuity Company.

 Creed R. Terry                 Director and Vice President         Vice President (since February 1996), Market
                                                                    Strategist (August 1995 - February 1996) --
                                                                    Aetna Life Insurance and Annuity Company;
                                                                    President, (1991 - 1995) Chemical Technology
                                                                    Corporation (a subsidiary of Chemical Bank).

 Kirk P. Wickman                Vice President, General Counsel     Vice President and Counsel within the Aetna
                                and Secretary                       Organization (September 1992 - Present).

 Deborah Koltenuk               Vice President and Treasurer,       Vice President, Investment Planning and
                                Corporate Controller                Financial Reporting (April 1996 to July
                                                                    1996) -- Aetna Life Insurance Company; Vice
                                                                    President, Investment Planning and
                                                                    Financial Reporting (October 1994 to
                                                                    April 1996) within the Aetna organization.

 Frederick D. Kelsven           Vice President and Chief            Director of Compliance (January 1985 to
                                Compliance Officer                  September 1996) -- Nationwide Life Insurance
                                                                    Company

     * The principal business address of each person named is 151 Farmington Avenue, Hartford, Connecticut 06156.
     ** Certain officers and directors of the investment adviser currently hold (or have held during the past two years) other positions with affiliates of the Registrant that are not deemed to be principal positions.

         For information regarding Aeltus Investment Management, Inc. ("Aeltus"), the subadviser for the Registrant, reference is hereby made to "Management of the Fund" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Aeltus, reference is hereby made to the current Form ADV of Aeltus filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file number of which is 801-9046.

Item 29.          Principal Underwriters
----------------------------------------
         (a) In addition to serving as the principal underwriter and investment adviser for the Registrant, Aetna Life Insurance and Annuity Company (ALIAC) also acts as the principal underwriter and investment adviser for Aetna Series Fund, Inc., Aetna Generation Portfolios, Inc., Aetna Variable Encore Fund, Aetna Income Shares, Aetna Investment Advisers Fund, Inc., Aetna Variable Portfolios, Inc., and Aetna GET Fund (all registered management investment companies under the 1940 Act). Additionally, ALIAC is also the principal underwriter and depositor for Variable Life Account B and Variable Annuity Accounts B, C and G (separate accounts of ALIAC registered as unit investment trusts under the 1940
                  Act). ALIAC is also the principal underwriter for Variable Annuity Account I (a separate account of Aetna Insurance Company of America registered as a unit investment trust under the 1940 Act).

         (b) The following are the directors and principal officers of the Underwriter:

Name and Principal                  Positions and Offices                           Positions and Offices
Business Address*                   with Principal Underwriter                      with Registrant
------------------                  --------------------------                      ---------------------
Daniel P. Kearney                   Director and President                          Trustee

Timothy A. Holt                     Director, Senior Vice President and Chief       Trustee
                                    Financial Officer

Christopher J. Burns                Director and Senior Vice President

Laura R. Estes                      Director and Senior Vice President

Gail P. Johnson                     Director and Vice President


John Y. Kim                         Director and Senior Vice President

Shaun P. Mathews                    Director and Vice President                     Trustee and President

Glen Salow                          Director and Vice President

Creed R. Terry                      Director and Vice President

Kirk P. Wickman                     Vice President, General Counsel and Secretary

Deborah Koltenuk                    Vice President and Treasurer, Corporate
                                    Controller

Frederick D. Kelsven                Vice President and Chief Compliance Officer

* The principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156.

         (c)      Not applicable.


Item 30.          Location of Accounts and Records
--------------------------------------------------
                  As required by Section 31(a) of the 1940 Act and the rules promulgated thereunder, the Registrant and its investment adviser, ALIAC, maintain physical possession of each account, book or other documents, except shareholder records, at its principal offices at 151 Farmington Avenue, Hartford, Connecticut 06156.

                  Shareholder records are maintained by the transfer agent, Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53261.

Item 31.          Management Services
-------------------------------------
                  Not applicable.

Item 32.          Undertakings
------------------------------
                  The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Aetna Variable Fund, has duly caused this Post-Effective Amendment No. 51 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut, on the 18th day of February, 1997.


                                        AETNA VARIABLE FUND
                                        -------------------
                                             Registrant

                                        By  Shaun P. Mathews*
                                            ---------------------
                                            Shaun P. Mathews
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons on February 18, 1997 in the capacities indicated.

Signature                                    Title

Shaun P. Mathews*                            President and Trustee
-------------------------                    (Principal Executive Officer)
Shaun P. Mathews

Morton Ehrlich*                              Trustee
-------------------------
Morton Ehrlich

Maria T. Fighetti*                           Trustee
-------------------------
Maria T. Fighetti

David L. Grove*                              Trustee
-------------------------
David L. Grove

Timothy A. Holt*                             Trustee
------------------------
Timothy A. Holt

Daniel P. Kearney*                           Trustee
------------------------
Daniel P. Kearney

Sidney Koch*                                 Trustee
------------------------
Sidney Koch

Corine T. Norgaard*                          Trustee
------------------------
Corine T. Norgaard

Richard G. Scheide*                          Trustee
------------------------
Richard G. Scheide

J. Scott Fox*                                Vice President and Treasurer
------------------------                     (Principal Financial and
J. Scott Fox                                 Accounting Officer)

By:   Julie E. Rockmore
------------------------
    * Julie E. Rockmore
      Attorney-in-Fact

                               Aetna Variable Fund
                                  EXHIBIT INDEX

Exhibit No.            Exhibit                                                           Page
-----------            -------                                                           ----
99-(b)(1)              Charter (Declaration of Trust)                                       *

99-(b)(2)              Amended and Restated Bylaws                                          *

99-(b)(4)              Instruments Defining Rights of Holders                               *

99-(b)(5.1)            Investment Advisory Agreement (8/1/96)                         ____________

99-(b)(5.2)            Subadvisory Agreement (8/1/96)                                 ____________

99-(b)(6)              Underwriting Agreement (4/30/96)                               ____________

99-(b)(8)              Custodian Agreements and Depository Contracts (9-1-92)               *

99-(b)(9)              Administrative Services Agreement (5-1-96)                           *

99-(b)(10.1)           Opinion of Counsel                                                  **

99-(b)(10.2)           Consent of Counsel                                                  **

99-(b)(11)             Consent of Independent Auditors                                     **

99-(b)(19)             Powers of Attorney                                                   *

27                     Financial Data Schedule                                             **

*    Incorporated by Reference
**   To be filed by Amendment